                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                ---------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 2

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)       August 12, 1998
                                                ------------------------------


                          InSight Health Services Corp.
------------------------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          Delaware                    0-28622                 33-0702770
------------------------------------------------------------------------------
 (STATE OR OTHER JURISDICTION       (COMMISSION            (I.R.S. EMPLOYER
      OF INCORPORATION)             FILE NUMBER)          IDENTIFICATION NO.)


         4400 MacArthur Boulevard, Suite 800, Newport Beach, CA 92660
         ------------------------------------------------------------
           (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)       (ZIP CODE)


                                (949) 476-0733
                                --------------
              (REGISTRANT'S TELEPHONE NUMBER INCLUDING AREA CODE)


                                      N/A
------------------------------------------------------------------------------
        (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

              On August 18, 1997, the Registrant filed an amendment no. 1 to its current report on Form 8-K and the audited combined condensed financial statements of Mobile Imaging Consortium for the years ended December 31, 1996, 1995 and 1994, required by this item, were attached thereto. However, the Registrant inadvertently omitted from such amendment combined condensed financial statements for the three months ended March 31, 1997 and 1996. These financial statements are attached hereto.

         (b)  PRO FORMA FINANCIAL INFORMATION.

              Not applicable.

         (c)  EXHIBITS

              99.1(c) Mobile Imaging Consortium Combined Condensed Financial Statements for the Three Months Ended March 31, 1997 and 1996 (Unaudited) (filed herewith).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 12, 1998

                                       INSIGHT HEALTH SERVICES CORP.

                                       BY: /s/ E. LARRY ATKINS
                                          -------------------------------------
                                          E. Larry Atkins
                                          President and Chief Executive Officer






                                       3